Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Otter Creek Long/Short Opportunity Fund

Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated December 30, 2014 to the
Prospectus dated December 30, 2013

Notice to Shareholders:

At an in-person meeting of the Board of Trustees held November 17-18, 2014, and at the recommendation of Otter Creek Management, Inc., the Board approved Otter Creek Advisors, LLC to serve as the new investment advisor of the Fund, subject to shareholder approval.  Otter Creek Advisors, LLC is a newly formed entity and affiliate of the Fund’s current investment advisor, Otter Creek Management, Inc.  Shareholders should expect to receive a proxy statement with more information regarding the new investment advisor in February 2015 and a request for their vote.  The Shareholder Meeting is scheduled to occur on or around February 27, 2015.

Please retain this Supplement with the Prospectus.